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                                                                    EXHIBIT 10.9

                       THIRD AMENDMENT TO CREDIT AGREEMENT

Dated as of:   September 25, 2001

Parties:       StanCorp Financial Group, Inc,
               an Oregon corporation                                ("Borrower")

               U. S. Bank National Association                     ("U.S. Bank")


                                    RECITALS

     A. U.S. Bank and Borrower have entered into a Credit Agreement dated June 30, 2000 ("Credit Agreement"), a First Amendment to Credit Agreement dated June 27th, 2001 ("First Amendment"), and a Second Amendment to Credit Agreement dated July 31, 2001, ("Second Amendment;" collectively, "Credit Agreement, as amended").

     B. The parties wish to modify the Credit Agreement as amended, as set forth herein.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to enter into this Third Amendment to Credit Agreement ("Third Amendment") as follows:

1. All capitalized terms used in this Third Amendment and not defined herein shall have the meanings assigned to those terms in the Credit Agreement as amended.

2. The reference to "$200,000,000" in Section 9.7 is hereby deleted and replaced by "$250,000,000."

3. The effectiveness of this Third Amendment is subject to satisfaction of the following conditions precedent prior to or concurrently with the execution of this Third Amendment:

         3.1   No Event of Default shall have occurred and be continuing.

         3.2 All representations and warranties contained in the Credit Agreement as amended shall be true and correct as of the date of execution of this Third Amendment.

         3.3 U.S. Bank shall have received such other documents and information and Borrower shall have satisfied such additional requirements, as U.S. Bank reasonably requires.

4. Borrower reaffirms the representations and warranties in the Credit Agreement as amended and in the Loan Documents and acknowledges that except as amended herein, each such Loan Document remains in full force and effect and is and shall remain valid and enforceable in accordance with its terms. Following the execution of this Third Amendment, references in the Credit Agreement to the "Agreement" mean the Credit Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment.


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5.   DISCLOSURE. Under Oregon law, most agreements, promises and commitments made by lenders after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

    Borrower and Guarantors acknowledge receipt of a copy of this Agreement.

STANCORP FINANCIAL GROUP, INC.              U.S. BANK NATIONAL ASSOCIATION

By: /s/ Cindy J. McPike                     By: /s/ Laine Wright


Title: Vice President, Controller           Title: Vice President, Relationship
       and Treasurer                               Manager


                      CONSENT AND REAFFIRMATION OF GUARANTY

Each of the undersigned hereby acknowledges and agrees to all terms and conditions of the foregoing Third Amendment to Credit Agreement, acknowledges and consents to the execution, delivery and performance by StanCorp Financial Group, Inc. of this Third Amendment to Credit Agreement. In addition each of the undersigned reaffirms his obligation to U.S. Bank National Association and agrees that all terms and conditions of the Guaranty dated ___________________________________ shall remain in full force and effect.

Standard Insurance Company                  StanCorp Mortgage Investors, LLC

By:   /s/ Eric E. Parsons                   By:   /s/ Eric E. Parsons

                                                  StanCorp Financial Group, Inc.

Its:  Senior Vice President and             Its:  Member

      Chief Financial Officer

Date: October 5, 2001                       Date: October 5, 2001

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